Aristotle Strategic Income Fund
Summary Prospectus	October 19, 2023
Before you invest, you may want to review the Fund’s prospectus, which contains more information about the Fund and its risks. You can find the Fund’s Prospectus and Statement of Additional Information and other information about the Fund online at http://aristotlefunds.com. You may also obtain this information at no cost by calling 844-ARISTTL (844-274-7885) or by sending an e-mail request to funds@aristotlecap.com. The Fund’s Prospectus and Statement of Additional Information, both dated October 19, 2023, as each may be amended or supplemented, are incorporated by reference into this Summary Prospectus.

Investment Goal
This Fund seeks a high level of current income. The Fund may also seek capital appreciation.
Fees and Expenses of the Fund
The tables that follow describe the fees and expenses that you may pay if you buy, hold, and sell shares of the Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the table and examples below. If these fees were included, the fees and expenses shown would be higher. You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $100,000 in Class A shares of eligible Funds of the Trust. More information about these and other discounts is available from your financial professional and in the Overview of the Share Classes section on page 114 in the Fund’s prospectus (the “Prospectus”) and in the appendix to this Prospectus titled Variations in Sales Charge Waivers and Discounts Available Through Specific Financial Intermediaries.
Shareholder Fees (fees paid directly from your investment)

	Share Class
	A	C	I	I-2
Maximum Sales Charge (load) imposed on purchases (as a percentage of offering price)	4.25%	None	None	None
Maximum Deferred Sales Charge (load) (as a percentage of the purchase price or redemption price, whichever is less)	None	1.00%	None	None
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

	Share Class
	A	C	I	I-2
Management Fee[1]	0.69%	0.69%	0.64%	0.69%
Distribution (12b-1) and/or Service Fee	0.25%	1.00%	None	None
Total Annual Fund Operating Expenses	0.94%	1.69%	0.64%	0.69%
Less Fee Waiver[2]	0.00%	0.00%	0.00%	0.00%
Total Annual Fund Operating Expenses after Fee Waiver	0.94%	1.69%	0.64%	0.69%

[1]
The Management Fee consists of an Advisory Fee and a Supervision and Administration Fee paid to Aristotle Investment Services, LLC. The Advisory Fee is borne by the Fund at the same annual rate for all share classes of 0.59% of the average net assets. The Supervision and Administration Fee is borne separately by each class at an annual rate of 0.10% for Class A, Class C and Class I-2 and 0.05% for Class I of the average net assets of the class.

[2]		Aristotle Investment Services, LLC has contractually agreed, through July 31, 2025, to waive its management fees to the extent that the Fund’s Total Annual Fund Operating Expenses exceed 0.94% for Class A, 1.69% for Class C, 0.64% for Class I, and 0.69% for Class I-2. Aristotle Investment Services, LLC may not recoup these waivers in future periods.
Examples
The examples are intended to help you compare the cost of investing in the Fund with the cost of investing in other Funds of the Trust or other mutual funds. Each Example assumes that you invest $10,000 in the noted share class of the Fund for the time periods indicated, that your investment has a 5% return each year, and that the Fund’s annual operating expenses remain as stated in the previous table for the time periods shown, except for the ten-year amounts for Class C shares that reflect the conversion to Class A shares six years after the end of the calendar month in which the shares were purchased and the fee waiver and the fee waiver (expense limitation) which is only reflected for the contractual periods. Although your actual costs may be higher or lower, the examples show what your costs would be based on these assumptions.

Your expenses (in dollars) if you SELL your shares
at the end of each period.
	Share Class
	A	C	I	I-2
1 year	$517	$272	$65	$70
3 years	$712	$533	$205	$221
5 years	$923	$918	$357	$384
10 years	$1,531	$1,998	$798	$859

Your expenses (in dollars) if you DON’T SELL your shares
at the end of each period.
	Share Class
	A	C	I	I-2
1 year	$517	$172	$65	$70
3 years	$712	$533	$205	$221
5 years	$923	$918	$357	$384
10 years	$1,531	$1,998	$798	$859
Portfolio Turnover
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its holdings). During the fiscal year ended March 31, 2023, the portfolio turnover rate of Pacific Funds Strategic Income was 45% of the average value of the Fund. A higher portfolio turnover rate reflects a greater number of securities being bought or sold, which may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in Annual Fund Operating Expenses or in the Examples, affect the Fund’s performance. For more information regarding the Predecessor Fund, please see the discussion under Performance Information.
Principal Investment Strategies
This Fund invests principally in income producing debt instruments. The Fund’s allocations to non-investment grade debt instruments and investment grade debt instruments will change based on the sub-adviser’s view of market conditions and, as a result, may range from up to 70% of the Fund’s assets in non-investment grade (high yield/high risk, sometimes called “junk bonds”) debt instruments and floating rate loans to up to 65% of the Fund’s assets in investment grade debt instruments, including corporate debt securities, asset-backed securities, mortgage-related securities, U.S. government securities and agency securities. Debt instruments in which the Fund invests may include those denominated in U.S. dollars and issued by foreign entities in developed markets.
The Fund’s weighted average duration is expected to be within a range of one to seven years. Duration is often used to measure a bond’s or fund’s sensitivity to interest rates. The longer a fund’s duration, the more sensitive it is to Interest Rate Risk. The shorter a fund’s duration, the less sensitive it is to Interest Rate Risk.
The Fund may also invest up to 10% of its assets, but not to exceed 20% in the aggregate, in each of the following investments: foreign currency denominated debt instruments, convertible securities or equity securities.
Fundamental Research Process. The sub-adviser’s fundamental research process combines a bottom-up issuer analysis and top-down market assessment. A bottom-up issuer analysis relies upon the sub-adviser’s fundamental research analysis of individual issuers. A top-down market assessment provides a framework for portfolio risk positioning and sector allocations. Once this is determined, the sub-adviser looks for companies that it believes have sustainable competitive positions, strong management teams and the ability to repay or refinance their debt obligations. The sub-adviser performs a credit analysis on each potential issuer and a relative value analysis for each potential investment. When selecting investments, the sub-adviser may invest in instruments that it believes have the potential for capital appreciation.
Individual investment selection is based on the sub-adviser’s fundamental research process. Individual investments may be purchased or sold in the event the sub-adviser decides to adjust debt asset class weightings within the portfolio. An investment is generally sold when the issue has realized its price appreciation target, the issue no longer offers relative value, or an adverse change in corporate or sector fundamentals has occurred.
Principal Risks
As with any mutual fund, the value of the Fund’s investments, and therefore the value of your shares, may go up or down and you could lose money. There is no guarantee that the Fund will achieve its investment goal. An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Italicized terms refer to separate Principal Risks that are each defined in the Principal Risks section below.
While the Fund may be subject to various risk exposures at any given time depending on market conditions and other factors impacting holdings and investment strategies, the Fund under normal circumstances is subject to the following principal risks:
•Debt Securities Risk: Debt securities and other debt instruments are subject to many risks, including interest rate risk and credit risk, which may affect their value. The market value of a fixed-income security may decline due to general market conditions that are not specifically related to a particular company. The fixed-income securities market can be susceptible to increases in volatility and decreases in liquidity. Federal Reserve policy in response to market conditions may adversely affect the value, volatility and liquidity of debt securities.
•Credit Risk: An issuer or guarantor of a debt instrument might be unable or unwilling to meet its financial obligations and might not make interest or principal payments on an instrument when those payments are due (“default”). The risk of a default is higher for debt instruments that are non-investment grade and lower for debt instruments that are of higher quality. Defaults may potentially reduce the Fund’s income or ability to recover amounts due and may reduce the value of the debt instrument, sometimes dramatically.

•Floating Rate Loan Risk: Floating rate loans (or bank loans) are usually rated below investment grade and thus are subject to high yield/high risk or “junk” securities risk. The market for floating rate loans is a private interbank resale market and thus may be subject to irregular trading activity, wide bid/ask spreads, and delayed settlement periods. Purchases and sales of loans are generally subject to contractual restrictions that must be fulfilled before a loan can be bought or sold. These restrictions may hamper the Fund’s ability to buy or sell loans and negatively affect the transaction price. A significant portion of the floating rate loans held by the Fund may be “covenant lite” loans that contain fewer or less restrictive constraints on the borrower or other borrower-friendly characteristics and offer less protections for investors than covenant loans. It may take longer than seven days for transactions in loans to settle. This may result in cash proceeds not being immediately available to the Fund, requiring the Fund to borrow cash which would increase the Fund’s expenses. The Fund is also subject to credit risk with respect to the issuer of the loan. Investments in junior loans involve a higher degree of overall risk.
U.S. federal securities laws afford certain protections against fraud and misrepresentation in connection with the offering or sale of a security, as well as against manipulation of trading markets for securities. However, it is unclear whether these protections are available to an investment in a loan.
•High Yield/High Risk or “Junk” Securities Risk: High yield/high risk securities are typically issued by companies that are highly leveraged, less creditworthy, or financially distressed and are considered to be mostly speculative in nature (high risk), subject to greater liquidity risk, and subject to a greater risk of default than higher rated securities. High yield/high risk securities (including loans) may be more volatile than investment grade securities.
•Liquidity Risk: Certain holdings may be difficult to purchase, sell and value, particularly during adverse market conditions, because there is a limited market for the investment or there are restrictions on resale. The Fund may invest in liquid investments that become illiquid due to financial distress, or geopolitical events such as sanctions, trading halts or wars. The Fund may not be able to sell a holding quickly at the price it has valued the holding, may be unable to take advantage of market opportunities or may be forced to sell other more desirable, more liquid securities or sell less liquid or illiquid securities at a loss if needed to raise cash to conduct operations, including to meet redemption requests. This risk may be particularly pronounced with respect to small-capitalization companies.
•Active Management Risk: A portfolio manager’s judgments about the potential value or price appreciation of an investment may prove to be incorrect or fail to have the intended results, which could negatively impact the Fund’s performance.
•Convertible Securities Risk: Convertible securities are generally subject to the risks of stocks when the underlying stock price is high relative to the conversion price (because the conversion feature is more valuable) and to the risks of debt securities when the underlying stock price is low relative to the conversion price (because the conversion feature is less valuable). Convertible securities are also generally subject to credit risk, as they tend to be of lower credit quality, and interest rate risk, though they generally are not as sensitive to interest rate changes as conventional debt securities. A convertible security’s value also tends to increase and decrease with the underlying stock and typically has less potential for gain or loss than the underlying stock.
•Currency Risk: A decline in the value of a foreign currency relative to the U.S. dollar reduces the value in U.S. dollars of the Fund’s investments denominated in or with exposure to that foreign currency.
•Equity Securities Risk: Equity securities tend to go up and down in value, sometimes rapidly and unpredictably. An equity security’s market value may decline for a number of reasons that relate to particular issuer, such as management performance, financial leverage, reduced demand for the issuer’s products or services, or as a result of factors that affect the issuer’s industry or market more broadly, such as labor shortages, increased production costs, or competitive conditions within an industry.
•Foreign Markets Risk: Exposure to a foreign market through investments in foreign issuers (companies or other entities) can involve additional risks relating to market, economic, political, regulatory, geopolitical, or other conditions of that market. These factors can make investments in foreign issuers more volatile and less liquid than U.S. investments. Less stringent regulatory, accounting, and disclosure requirements and general supervision for issuers and markets are more common in certain foreign countries. Enforcing legal rights can be difficult, costly, and slow in certain foreign countries, and can be particularly difficult against foreign governments. In addition, foreign markets can react differently to these conditions than the U.S. market. Markets and economies throughout the world are becoming increasingly interconnected, and conditions or events in one market, country or region may adversely impact investments or issuers in, or foreign exchange rates with, another market, country, or region.
•Interest Rate Risk: The value of debt instruments may fall when interest rates rise. Debt instruments with longer durations tend to be more sensitive to changes in interest rates, making them more volatile than debt instruments with shorter durations or floating or adjustable interest rates. During periods when interest rates are low or there are negative interest rates, the Fund’s yield (and total return) also may be low, and the Fund may experience low or negative returns. The Fund may be subject to heightened levels of interest rate risk because the Federal Reserve has raised, and may continue to raise, interest rates. As interest rates rise, the value of fixed income investments will generally decrease.
•Mortgage-Related and Other Asset-Backed Securities Risk: Mortgage-related and other asset-backed securities are subject to certain risks affecting the housing market or the market for the assets underlying such securities. These securities are also subject to extension risk (the risk that rising interest rates extend the duration of fixed mortgage-related and other asset-backed securities, making them more sensitive to changes in interest rates), interest rate risk (the risk that rising interest rates will cause a decline in the value of a fixed income security), subprime risk (the risk that these securities have exposure to borrowers with lower credit ratings/scores, increasing potential default), prepayment risk (when interest rates decline, borrowers may pay off their mortgages sooner than expected which can reduce the Fund’s returns because the Fund may have to reinvest its assets at lower interest rates), call risk (similar to prepayment risk, an issuer may pay its obligations under a security sooner than expected), U.S. government securities risk (securities backed by different U.S. government agencies are subject to varying levels of credit rating risk) and issuer risk (the risk that a private issuer cannot meet its obligations).
•U.S. Government Securities Risk: Not all U.S. government securities are backed or guaranteed by the U.S. government and different U.S. government securities are subject to varying degrees of credit risk. There is a risk that the U.S. government will not make timely payments on its debt or provide financial support to U.S. government agencies, instrumentalities, or sponsored enterprises if those entities are not able to meet their financial obligations.
•LIBOR Transition Risk: Certain investments in which an Underlying Fund invests rely in some manner on the London Interbank Offered Rate (“LIBOR”). LIBOR was intended to represent the rate at which contributing banks may obtain short-term borrowings from each other in the London interbank market as determined by ICE Benchmark Administration (“IBA”), the administrator of LIBOR. Previously, the Financial Conduct Authority (“FCA”), which regulates financial markets and financial services firms in the United Kingdom, announced that it would no longer compel the banks to continue to submit the daily rates for the calculation of LIBOR after 2021. The IBA ceased publication of most LIBOR settings on a representative basis at the end of 2021 and ceased publication of a majority of U.S. dollar LIBOR settings on a representative basis on June 30, 2023. In addition, global regulators previously announced that, with limited exceptions, no new LIBOR-based contracts should be entered into after 2021. Actions by regulators have resulted in the establishment of alternative reference rates to LIBOR in most major currencies.
Performance
The bar chart and Average Annual Total Returns table below provide some indication of the risk of investing in the Fund by showing changes in the performance of the Fund from year to year and showing how the Fund’s returns compare to a broad-based market index. The Fund performance shown below is the performance of the Predecessor Fund as a result of a reorganization of the Predecessor Fund into the Fund on April 17, 2023 (the “Reorganization”). The Predecessor Fund was managed by the same portfolio management team using investment policies, objectives, guidelines, and restrictions that were substantially similar to those of the Fund. Prior to the Reorganization, the Fund had not yet commenced operations. The bar chart shows the performance of the Predecessor Fund’s Class I shares.
Performance reflects fee waivers or expense limitations, if any, that were in effect during the periods presented. Past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. Updated performance information may be obtained at our website: aristotlefunds.com, or by calling customer service at 844-ARISTTL (844-274-7885).

Calendar Year Total Returns (%)[1]
1Class I return for the period 1/1/23 through 9/30/23: 4.50%
Best and worst quarterly performance reflected within the bar chart: Q2 2020: 11.57%; Q1 2020: (10.68)%

Average Annual Total Returns (For the periods ended December 31, 2022)	1 year	5 years	10 years
Class I (incepted December 19, 2011) (before taxes)	(9.66)%	2.61%	3.72%
Class I (after taxes on distributions)	(11.26)%	0.85%	1.75%
Class I (after taxes on distributions and sale of Fund shares)	(5.64)%	1.29%	2.00%
Class A (incepted June 29, 2012) (before taxes)	(13.69)%	1.41%	2.97%
Class C (incepted June 29, 2012) (before taxes)	(11.42)%	1.56%	2.68%
Class I-2 (incepted June 29, 2012) (before taxes)	(9.65)%	2.54%	3.68%
Bloomberg US Aggregate Bond Index (reflects no deductions for fees, expenses or taxes)	(13.01)%	0.02%	1.06%

The after-tax returns (a) are calculated using the highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes; (b) are shown for the Predecessor Fund’s Class I shares only and will vary for classes of the Fund; and (c) are not relevant to investors who hold their shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. In some instances, the return after taxes on distributions and sale of Fund shares may be greater than the return before taxes because the investor is assumed to be able to use the capital loss of the sale of Fund shares to offset other taxable capital gains.
Management
Investment Adviser – Aristotle Investment Services, LLC
Sub-Adviser – Aristotle Pacific Capital, LLC. The persons jointly and primarily responsible for day-to-day management of the Fund are:

Portfolio Manager and Primary Title with Sub-Adviser	Experience with Fund
Brian M. Robertson, CFA, Senior Managing Director and Portfolio Manager	Since 2023 (with Predecessor Fund since 2011)
Michael Marzouk, CFA, Senior Managing Director and Portfolio Manager	Since 2023 (with Predecessor Fund since 2016)
David Weismiller, CFA, Senior Managing Director and Portfolio Manager	Since 2023 (with Predecessor Fund since 2016)
Purchase and Sale of Fund Shares
Once you have established an account, you may generally purchase or redeem (sell) shares of a Fund (each a “Fund,” together the “Funds”) of the Aristotle Funds Series Trust (“Aristotle Funds” or the “Trust”) on any business day by mail (Aristotle Funds, c/o U.S. Bank Global Fund Services, P.O. Box 701, Milwaukee, WI 53201-0701), overnight mail (Aristotle Funds, c/o U.S. Bank Global Fund Services, 615 E. Michigan Street, 3rd Floor, Milwaukee, WI 53202), by telephone by calling customer services at 844-ARISTTL (844-274-7885) or by wire or electronic funds transfer. For accounts established through a broker-dealer or other financial intermediary, please contact your financial professional to purchase or redeem shares.
For Class A and Class C shares, the minimum initial investment is $1,000, and the minimum subsequent investment is $50. For Class I shares, the minimum initial investment is $500,000 for Institutional Investors, with no minimum for subsequent investments. Class I shares are only available to eligible investors. Class R6 shares generally have no minimum for initial or subsequent investments, except for certain institutional investors who purchase Class R6 shares directly with the Trust’s transfer agent for which the minimum initial investment is $1,000,000 with no minimum for subsequent investments. Class R6 shares are only available to eligible investors. There is no minimum initial or subsequent investment for Class I-2 shares, or Class I-3 shares of Aristotle Small Cap Equity Fund, because they are generally only available to investors in fee-based advisory programs. Not all classes are available for direct investment for all Funds. The Trust reserves the right to waive or change minimum investment amounts, including for certain types of retirement plans. The Trust and Foreside Financial Services, LLC, the distributor, and principal underwriter for the Trust (the “Distributor”), reserve the right to reject any request to buy shares.
Purchase and sale orders for accounts held directly with the Trust are executed at the next net asset value (“NAV”), plus or minus any applicable sales charges, determined after the transfer agent of the Trust receives an order in proper form at its processing location in Milwaukee, WI. Purchase and sale orders for accounts held with a financial intermediary are executed at the next NAV, plus or minus any applicable sales charges, determined after the order is received by the financial intermediary in proper form.
Tax Information
Each Fund’s distributions are taxable and will be taxed as ordinary income or capital gains, unless you are investing through a tax-deferred arrangement such as a 401(k) plan or an individual retirement account, distributions from which may be taxable upon withdrawal.
Payments to Broker-Dealers and Other Financial Intermediaries
If you purchase shares of a Fund through a broker-dealer or other financial intermediary (such as through a “fund supermarket” where a variety of mutual funds from different fund families are offered through your broker-dealer or other financial intermediary), the Trust and its related companies may pay the broker-dealer or other financial intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other financial intermediary and your salesperson to recommend the Fund over another investment. Ask your financial professional or visit your financial intermediary’s website for more information.